Exhibit 23.1


                        CONSENT OF INDEPENDENT AUDITORS'


We consent to the inclusion in this Annual Report on Form 10-KSB of Ubarter.com Inc. for the year ended March 31, 1999 of our report dated June 16, 1999.




Seattle, Washington
July 6, 1999